Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies

NOTE A — Summary of Significant Accounting Policies

Business: CTS Corporation (“CTS” or the “Company”) is a global manufacturer of electronic components and sensors and a supplier of electronic manufacturing services. The Company designs, manufactures, assembles, and sells a broad line of electronic components and sensors and provides electronic manufacturing services primarily to original equipment manufacturers (“OEMs”). CTS operates manufacturing facilities located throughout North America, Asia and Europe and services major markets globally.

Principles of Consolidation: The consolidated financial statements include the accounts of CTS and its wholly-owned subsidiaries. Refer to Note B, “Acquisitions,” for a discussion of the acquisitions made by CTS. All significant intercompany accounts and transactions have been eliminated.

Use of Estimates: The preparation of financial statements in conformity within the accounting principles generally accepted in the United States of America (“U.S”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from those estimates.

Foreign Currencies: The financial statements of CTS’ non-U.S. subsidiaries, except the United Kingdom (“U.K.”) subsidiary, are remeasured into U.S. dollars using the U.S. dollar as the functional currency with all remeasurement adjustments included in the determination of net earnings/(loss). CTS’ Consolidated Statements of Earnings/(Loss) include approximately $1.6 million of foreign currency gain for the year ended December 31, 2011, $0.7 million of foreign currency gain for the year ended December 31, 2010 and $1.1 million of foreign currency loss for the year ended December 31, 2009.

The assets and liabilities of CTS’ U.K. subsidiary are translated into U.S. dollars at the current exchange rate at period end, with resulting translation adjustments made directly to the “accumulated other comprehensive earnings/(loss)” component of shareholders’ equity. Statement of earnings/(loss) accounts are translated at the average rates during the period.

Comprehensive Earnings/(Loss): The components of comprehensive earnings/(loss) for CTS include foreign currency translation adjustments, unrecognized pension gains/(losses) and prior service costs, and net earnings/(loss), and are reported within the Consolidated Statements of Shareholders’ Equity in the columns titled “Comprehensive Earnings/(Loss)” and “Accumulated Other Comprehensive Earnings/(Loss).”

The table below shows the components of accumulated other comprehensive earnings/(loss) at December 31:

($ in thousands)	2011	2010

Accumulated translation, net of tax	$(90)	$161
Unrecognized amounts relating to benefit plans, net of tax:
Net loss	(114,010)	(86,298)
Prior service costs	(1,046)	(1,418)

Accumulated other comprehensive loss	$(115,146)	$(87,555)

Revenue Recognition: Substantially all of CTS’ revenues are from product sales. CTS recognizes revenue from product sales when title transfers, the risks and rewards of ownership have been transferred to the customer, the sales price is fixed or determinable and collection of the related receivable is probable, which is generally at the time of shipment. The Company has agreements with certain distributors that provide limited rights of return within a limited time and protection against price reductions initiated by the Company. The effect of these programs is estimated based on historical experience and current economic conditions and provisions are recorded at the time of shipment. CTS customers typically have a right to return products that they consider to be defective. Revenue is recorded net of estimated returns of products, based on management’s analysis of historical returns, current economic trends and changes in customer demands. All fees billed to the customer for shipping and handling is classified as a component of net sales. All costs associated with shipping and handling is classified as a component of cost of sales. Provisions for returns and other adjustments are provided for in the same period the related sales are recorded based on experience and other relevant factors. CTS classifies sales taxes on a net basis in its consolidated financial statements.

Concentration of Credit Risk: Cash and cash equivalents are maintained in demand deposits, AAA money market mutual funds and U.S. government securities with several major financial institutions. Deposits with these banks exceed the amount of insurance provided on such deposits; however, the deposits typically may be redeemed upon demand and, therefore, bear minimal risk.

Trade receivables subject CTS to the potential for credit risk with major customers. CTS sells its products to customers principally in the automotive, communications, computer, medical, industrial, and defense and aerospace markets, primarily in North America, Europe, and Asia. CTS performs ongoing credit evaluations of its customers to minimize credit risk. CTS does not require collateral. The allowance for doubtful accounts is based on management’s estimates of the collectability of its accounts receivable after analyzing historical bad debts, customer concentrations, customer credit worthiness, and current economic trends. Uncollectible trade receivables are charged against the allowance for doubtful accounts when all reasonable efforts to collect the amounts due have been exhausted. Sales to any customer did not exceed 10% of total net sales for the years ended December 31, 2011, December 31, 2010 and December 31, 2009. Significant sales to a single customer expose CTS to a concentration of credit risk. Management, however, believes the likelihood of incurring material losses due to concentration of credit risk is remote.

Research and Development: Research and development costs include expenditures for planned search and investigation aimed at discovery of new knowledge to be used to develop new products or processes or to significantly enhance existing products or production processes. Research and development costs also include the implementation of the new knowledge through design, testing of product alternatives or construction of prototypes. CTS expenses all research and development costs as incurred.

Earnings/(Loss) Per Share: Basic earnings/(loss) per share excludes any dilution and is computed by dividing net earnings/(loss) available to common shareholders by the weighted-average number of common shares outstanding for the period.

Diluted earnings/(loss) per share reflects the potential dilution that could occur if securities or other contracts to issue common stock resulted in the issuance of common stock that shared in CTS’ earnings. Diluted earnings/(loss) per share is calculated by adding all potentially dilutive shares to the weighted average number of common shares outstanding for the numerator. If the common stock equivalents have an anti-dilutive effect, they are excluded from the computation of diluted earnings/(loss) per share. Refer also to Note D, “Earnings/(Loss) Per Share.”

Equity-Based Compensation: CTS recognizes expense related to the fair value of equity-based compensation awards in the Consolidated Statements of Earnings/(Loss). CTS had stock options and restricted stock units outstanding at December 31, 2011. Refer to Note I, “Equity-Based Compensation,” for further discussion.

The Company estimates the fair value of stock option awards on the date of grant using the Black-Scholes option-pricing model. A number of assumptions are used by the Black-Scholes option-pricing model to compute the grant date fair value, including expected price volatility, option term, risk-free interest rate, and dividend yield. These assumptions are established at each grant date based upon current information at that time. Expected volatilities are based on historical volatilities of the Company’s stock. The expected option term is derived from historical data on exercise behavior. Different expected option terms result from different groups of employees exhibiting different behavior. The dividend yield is based on historical dividend payments. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve at the time of grant. The fair value of awards that are ultimately expected to vest is recognized as expense over the requisite service periods in the Consolidated Statements of Earnings/(Loss).

The grant date fair values of our service-based and our performance-based restricted stock units (“RSUs”) are the closing prices of our stock on the date of grant. The grant date fair value of our market-based RSU is determined by using a simulation or Monte Carlo approach. Under this approach, stock returns from comparator group companies are simulated over the performance period, considering both stock returns volatility and the correlation of returns. The simulated results are then used to estimate the future payout based on the performance/payout relationship established by the conditions of the award. The future payout is discounted to the measurement date using the risk-free interest rate.

Both CTS’ stock options and restricted stock units primarily have a graded-vesting schedule. CTS recognizes expense on a straight-line basis over the requisite service period for each separately vesting portion of the award as if the award was, in substance, multiple awards.

Cash and Cash Equivalents: CTS considers all highly liquid investments with maturities of three months or less from the purchase date to be cash equivalents. Cash includes cash held in domestic and foreign bank accounts. Deposits with these banks exceed the amount of insurance provided on such deposits; however, the deposits typically may be redeemed upon demand and, therefore, bear minimal risk.

Inventories: Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out method.

Income Taxes: Deferred income taxes are determined based on the estimated future tax effects of differences between the financial statement and tax bases of assets and liabilities given the provisions of enacted tax laws. Deferred income tax provisions and benefits are based on changes to the assets or liabilities from year to year. In providing for deferred taxes, CTS considers tax regulations of the jurisdictions in which the Company operates, estimates of future taxable income and available tax planning strategies. If tax regulations, operating results or the ability to implement tax planning and strategies vary, adjustments to the carrying value of deferred tax assets and liabilities may be required. Valuation allowances are recorded related to deferred tax assets based on a “more likely than not” criteria.

The Company recognizes the benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the “more likely than not” threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority. Refer to Note J, “Income Taxes.”

Property, Plant and Equipment: Property, plant and equipment are stated at cost. Depreciation is computed over the estimated useful lives of the assets using the straight-line method. Depreciation on leasehold improvements is computed over the shorter of the useful lives of the improvements or the lease term. Useful lives for buildings and improvements range from 10 to 45 years. Machinery and equipment useful lives range from three to eight years. Amounts expended for maintenance and repairs are charged to expense as incurred. Upon disposition, any related gains or losses are included in operating earnings. Depreciation expense was $14.9 million, $15.1 million and $16.5 million for the years ended December 31, 2011, 2010 and 2009, respectively.

CTS assesses the carrying value of long-lived assets and the remaining useful lives whenever events or changes in circumstances indicate an impairment may have occurred. If the undiscounted future cash flows expected to result from the use of the related assets are less than the carrying value of such assets, an impairment charge may be required to reduce the carrying value of the long-lived assets to fair value. Refer to Note C, “Fair Value Measurements,” for further discussion.

Retirement Plans: CTS has various defined benefit and defined contribution retirement plans. CTS’ policy is to annually fund the defined benefit pension plans at or above the minimum required by law. CTS (1) recognizes the funded status of a benefit plan (measured as the difference between plan assets at fair value and the benefit obligation) in the Company’s statement of financial position; (2) recognizes the gains or losses and prior service costs or credits that arise during the period but are not recognized as components of net periodic benefit/cost as a component of other comprehensive income; and (3) measures defined benefit plan assets and obligations as of the date of the employer’s fiscal year-end statement of financial position. Refer to Note H, “Retirement Plans.”

Goodwill and Other Intangible Assets: CTS does not amortize goodwill, but tests it for impairment annually using a fair value approach at the reporting unit level. A reporting unit is the operating segment, or a business one level below that operating segment (the “component” level) if discrete financial information is prepared and regularly reviewed by senior management. However, components are aggregated as a single reporting unit if they have similar economic characteristics. During the first quarter of 2009, CTS’ market capitalization dropped below the net book value of its equity, thus creating a triggering event. This difference was considered while determining if any goodwill impairment exists. The Company completed its impairment analysis during the first quarter of 2009, and determined that goodwill was impaired at the end of the first quarter of 2009. Accordingly, the Company wrote-off approximately $33.2 million of goodwill related to CTS’ prior acquisitions in the first quarter of 2009. The impairment charge is reported as part of consolidated operating earnings/(loss). CTS had approximately $0.5 million of goodwill at December 31, 2011 and 2010, respectively.

Generally, CTS amortizes the cost of other finite-lived intangibles over a straight-line basis using their estimated useful lives except for the cost of intangibles acquired in the Tusonix, Inc. (“Tusonix”), Orion Manufacturing Inc. (“Orion”) and Fordahl S.A. (“Fordahl”) acquisitions, which are amortized using a double-declining balance method over their estimated useful lives. CTS assesses useful lives based on the period over which the asset is expected to contribute to CTS’ cash flows. CTS reviews the carrying value of its intangible assets whenever events or changes in circumstances indicate an impairment may have occurred. If impaired, the asset is written down to fair value based on either discounted cash flows or appraised values. Refer to Note E, “Intangible Assets,” and Note C, “Fair Value Measurements,” for further discussion.

Financial Instruments: CTS’ financial instruments consist primarily of cash, cash equivalents, trade receivables and payables, and obligations under short-term notes payable and long-term debt. CTS’ long-term debt consists of a revolving credit agreement. The carrying values for cash and cash equivalents, and trade receivables and payables and short-term notes payable approximate fair value based on the short-term maturities of these instruments. CTS estimated the fair value of its long-term debt to be $74.4 million, which approximates its carrying value. There is a ready market for CTS’ revolving credit debt and is classified within Level 2 of the fair value hierarchy as the market is not deemed to be active. Refer to Note C, “Fair Value Measurements,” for further discussion.

Amortization of Debt Issue Costs: CTS had debt issue costs related to the Company’s long-term debt that are being amortized using the straight-line method over the life of the debt or, for convertible debt, the period until the debt is first convertible into common stock. Amortization expense totaled $0.2 million in 2011, $0.1 million in 2010, and $0.2 million in 2009 and is included in interest expense in the accompanying Consolidated Statements of Earnings/(Loss).

Treasury Stock: CTS uses the cost method to account for its common stock repurchases. CTS purchased 403,347 shares of its common stock for approximately $3.6 million in the aggregate in 2011. No purchases were made during 2010. Refer to Note K, “Treasury Stock,” for further discussion.

Reclassifications: Certain reclassifications have been made for the periods presented in the consolidated financial statements to conform to the classifications adopted in 2011.

Recent Accounting Pronouncements

Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”

In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 amends Accounting Standards Codification Topic 820, “Fair Value Measurements” (“ASC 820”) by: (1) clarifying that the highest-and-best-use and valuation-premise concepts only apply to measuring the fair value of non-financial assets; (2) allowing a reporting entity to measure the fair value of the net asset or net liability position in a manner consistent with how market participants would price the net risk position, if certain criteria are met; (3) providing a framework for considering whether a premium or discount can be applied in a fair value measurement; (4) providing that the fair value of an instrument classified in a reporting entity’s shareholders’ equity is estimated from the perspective of a market participant that holds the identical item as an asset; and (5) expanding the qualitative and quantitative fair value disclosure requirements. The expanded disclosures include, for Level 3 items, a description of the valuation process and a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. ASU 2011-4 also requires disclosures about the highest-and-best-use of a non-financial asset when this use differs from the asset’s current use and the reasons for such a difference. In addition, this ASU amends Accounting Standards Codification 820, “Fair Value Measurements,” to require disclosures to include any transfers between Level 1 and Level 2 of the fair value hierarchy. These amendments are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The amendments of ASU 2011-04, when adopted, are not expected to have a material impact on CTS’ consolidated financial statements.

ASU No. 2011-05, “Presentation of Comprehensive Income”

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”). ASU 2011-05 requires entities to report components of comprehensive income in either (1) a continuous statement of comprehensive income or (2) two separate but consecutive statements. Under the two-statement approach, the first statement would include components of net income, and the second statement would include components of other comprehensive income. This ASU does not change the items that must be reported in other comprehensive income. These provisions are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The provisions of ASU 2011-05, when adopted, are not expected to have a material impact on CTS’ consolidated financial statements.

ASU No. 2011-08, “Testing Goodwill for Impairment”

In September 2011, the FASB issued ASU No. 2011-08, “Testing Goodwill for Impairment” (“ASU 2011-08”) to simplify how both public and non-public entities test goodwill for impairment. The amended guidance gives entities the option to qualitatively assess whether the two-step goodwill impairment test under Accounting Standards Codification Topic 350-20, “Intangibles — Goodwill and Other — Goodwill” (“ASC 350-20”) must be performed. Under ASU 2011-08, entities can assess whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If entities elect to perform the qualitative assessment and determine that it is not more than likely than not that the reporting unit’s fair value is less than the carrying amount, no further evaluation is necessary. However, if entities choose not to perform the qualitative assessment or determines through the qualitative assessment that the reporting unit’s fair value is more likely than not less than its carrying amount, then entities would perform Step 1 of the goodwill impairment test under ASC 350-20. These provisions are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years, although early adoption is permitted. The provisions of ASU 2011-08, when adopted, are not expected to have a material impact on CTS’ consolidated financial statements.

ASU No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in ASU Update No. 2011-05”

In December 2011, the FASB issued ASU No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of items Out of Accumulated Other Comprehensive Income in ASU Update No. 2011-05” (“ASU 2011-12”), that defers certain provisions of ASU 2011-05. One of ASU 2011-05’s provisions required entities to present reclassification adjustments out of accumulated other comprehensive income by component in both the statement in which net income is presented and the statement in which other comprehensive income is presented. Accordingly, this provision is indefinitely deferred by ASU 2011-12. The provisions of ASU 2011-12 are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. These provisions, when adopted are not expected to have a material impact on CTS’ financial statements.